FORM 8-K/A

                 SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) August 2, 1999

                        PENNS WOODS BANCORP, INC.
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                     (Name of Issuer in its charter)

         Pennsylvania                  0-17077              23-2226454
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(State or other jurisdiction of     (SEC File No.)       (I.R.S. Employer
incorporation or organization                          Identification No.)

115 South Main Street
Jersey Shore, PA                                           17740
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(Address of principal executive offices)                (Zip Code)

Issuer's telephone number,        (570) 398-2213
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                                       N/A
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(Former Name of former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

At its Board of Directors meeting on July 27, 1999, the Board of Directors of the Registrant, upon the recommendation of its audit committee, engaged the accounting firm of S.R. Snodgrass, A.C. as independent accountants for Registrant's fiscal year 1999.

During the two most recent fiscal years and the interim period subsequent to June 30, 1999, there have been no disagreements with Parente, Randolph, Orlando, Carey & Associates (PROCA) on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure or any reportable events.

The Registrant has authorized PROCA to respond fully to all inquiries of S.R. Snodgrass, A.C., Registrant's successor independent auditor.

The Registrant has requested a letter from PROCA addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this item 4 and, if not, stating the respect in which it does not agree. A copy of PROCA's response is attached hereto as an Exhibit to this Form 8-K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PENNS WOODS BANCORP, INC.

Dated: September 20, 1999            /s/ Ronald A. Walko
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                                     Ronald A. Walko,  Executive
                                        Vice President and Chief Executive
                                        Officer


Exhibit 16.1 Letter re Change in Certifying Accountant


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                                  Exhibit Index
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Exhibit No.                       Description
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16.1                              Letter Re Change in Certifying Accountant


                                                    Exhibit 16.1




[PARENTE RANDOLPH ORLANDO CAREY & ASSOCIATES LETTERHEAD]



                                                  August 9, 1999
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Re: Penns Woods Bancorp, Inc.
File Ref.No.0-17077


We were previously the principal accountant for Penns Woods Bancorp, Inc. and under the date of January 15, 1999, we reported on the consolidated financial statements of Penns Woods Bancorp, Inc. and subsidiaries as of and for the years ended December 31, 1998 and 1997. On July, 27, 1999, Board of Directors of Penns Woods Bancorp, Inc., voted to terminate our appointment as principal accountant. We have read Penns Woods Bancorp Inc.'s statements included under item 4 of its Form 8-K dated August 2, 1999 and we agree with such statements.

Very truly yours,

/s/Anthony J. Peluso
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